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                                                                   Exhibit 10.3

                               F.N.B. CORPORATION
                            2007 AMENDED AND RESTATED
                  PERFORMANCE RESTRICTED STOCK AWARD AGREEMENT
                 (PURSUANT TO 2007 INCENTIVE COMPENSATION PLAN)

         This Amended and Restated Performance Restricted Stock Award Agreement (the "Amended Agreement") is made and entered into as of July 18, 2007 (the "Award Date") between F.N.B. CORPORATION, a Florida corporation (the "Company"), and Stephen Gurgovits (the "Employee").

                          W I T N E S S E T H   T H A T:

         WHEREAS, on July 18, 2007 the Compensation Committee (the "Committee") of the Board of Directors of the Company awarded Employee 18,570 performance-based shares of restricted stock pursuant to the terms of a Restricted Stock Agreement ("Agreement") made effective on the same date;

         WHEREAS, in view of the fact that Employee plans to retire as Chief Executive Officer of the Company or April 1, 2008 the Committee desires to amend and restate the Agreement effective ______________, as follows:

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound hereby, each of the parties covenants and agrees as follows:

         1. Restricted Stock Award. Subject to the terms and conditions of the Plan and this Amended Agreement, the Company, pursuant to the Plan, a copy of which is incorporated herein by reference thereto and made a part hereof as though set forth in full herein (refer to Section 5 herein for a copy of the Plan), hereby confirms a restricted stock award to the Employee of an aggregate of 18,750 shares of Stock (the "Shares").

         2. Terms and Conditions. The award of Shares to the Employee is subject to the following terms and conditions.

         (a) Vesting and Forfeiture. The Employee's right to the Shares will vest subject to the following terms and conditions:

                  (i) Performance Restricted Stock Award Vesting. The Employee shall be entitled to vesting of not less than the pro rata amount of Shares (together with all dividends and/or shares purchased on account of such Shares under the Company Dividend Reinvestment and Voluntary Stock Purchase Plan ("DRP")) on the January 16, 2011 ("Vesting Date") for the number of full months the Employee was employed during the four (4) year period beginning on January 1, 2007, and ending on December 31, 2010 ("Performance Period") before Employee's employment with the Company or any of its affiliates was terminated without "Cause" (as term is defined in the Plan), provided the Company's average return on average tangible equity ("Average ROATE") is within the Top Quartile of peer financial institutions as described in Section 2(a)(ii) herein, and the Employee has remained continuously employed by the Company, the Bank or any of its non-Bank Affiliates, from the Award Date through the Vesting Date (the "Vesting Period"), or on an earlier date in the event of a "Change in Control" or "Termination of Employment" in accordance with Section 2(a)(iii) and



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                           Section 2(b) herein, respectively. The number of
                           Employee Shares that Employee is entitled to have vest under this Agreement as a result of his employment being terminated without "Cause" during the Performance Period shall be calculated by multiplying the Shares by the fraction, the number of which is the number of full months the Employee worked during the Performance Period before the actual date of Employee's employment termination, and the denominator of which is forty-two (42), representing the total number of months in the Performance Period.

                  (ii) Performance Goal. For purposes of this Agreement the calculation of the Company's Average ROATE for the Performance Period shall be computed by taking the Company's average net income during the Performance Period, adjusted for the average after-tax effect of the amortization of the Company's acquisition related intangible assets during the Performance Period, divided by the Company's average shareholders' equity during the Performance Period minus the Company's acquisition related average intangible assets during the Performance Period. Also, for purposes of this Agreement the term "Top Quartile" shall mean that the Company's Average ROATE during the Performance Period meets or exceeds the 75th percentile of the Average ROATE of surviving financial institutions for the forty-eight (48) month period beginning on October 1, 2006 and ending on September 30, 2010, from the list of peer financial institutions and bank holding companies identified in Schedule 1 attached hereto, as approved by the Committee at a meeting held on January 24, 2007 ("Average ROATE Performance Goal").

                  (iii) Accelerated Vesting - Change in Control or Sale. In the event of a "(i) Change in Control," as defined in the Plan, prior to the Vesting Date and the Employee has remained continuously employed by Company, Bank or non-Bank Affiliate since the Award Date, the restrictions on the Shares shall lapse and all such Shares (references to "Shares" in this Agreement shall also include all dividends and/or shares of Stock purchased under the DRP on account of such Shares) shall immediately vest. All of Employee's Shares shall immediately vest upon the sale of all or substantially all of the common stock or assets (a "Sale") of the Bank prior to the Vesting Date, provided the Employee remains continuously employed by the Bank, the Company or non-Bank Affiliate. In the event of a Sale of a non-Bank Affiliate which employed the Employee on the Award Date and the Employee has been continuously employed by the non-Bank Affiliate, the Company or the Bank since the Award Date, the Shares shall vest in an amount not less than the pro rata amount of the Shares awarded under this Agreement for the period from the Award Date to the consummation date of the Sale of the non-Bank Affiliate, calculated by taking the Shares times the fraction, the numerator of which is the actual full number of months the Employee worked from the Award Date (Employee shall be credited with working the full month of July 2007) to the consummation date of the Sale of the non-Bank Affiliate, and the denominator of which is forty-two
                           (42), representing the number of full months
                           (including July 2007) in the Vesting Period. (By way of example and for avoidance of doubt, if the non-Bank Affiliate is sold on April 1, 2009, the Employee would be entitled to vesting of one-half the Shares (21 months worked/42 months total in Vesting Period) under this Agreement).


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                           For purposes of this Agreement the termination of the
                           Employee following execution of a definitive agreement contemplating a "Change in Control" or Sale of the Bank or non-Bank Affiliate, without "Cause"
                           (as defined in the Plan), prior to the consummation date of the "Change in Control" or such Sale shall result in full vesting (or pro-rata vesting for the time the Employee worked between the Award Date and the Sale consummation date in the case of the Sale of a non-Bank Affiliate) of the Shares on the consummation date of a "Change in Control" or "Sale".


                  (iv) In accordance with the terms of the Plan the Committee may determine the occurrence of a "significant event" which the Committee expects to have a substantial effect on the measurement of the Average ROATE Performance Goal specified in this Agreement and therefore, the Committee has sole discretion to establish a revised Average ROATE measurement or other performance measurement as it shall deem necessary and equitable for purposes of maintaining the objective of the Performance Restricted Stock Award contemplated by this Agreement. Such modification of the performance measurement specified in this Agreement by the Committee shall ensure that the Company's Average ROATE Goal or measurement thereof, or establishment of new performance measurement shall in no event be detrimental to the Employee and shall be consistent with any adjustment to the Company's capital structure during the Performance Period. Such "significant events" contemplated herein may include, but not be limited to, capital raises, stock splits, stock buybacks, sale of business units, business restructuring charges, merger related costs, non-recurring activities, and other comparable events.

         (b) Termination of Employment; Forfeiture or Accelerated Vesting of Shares. Upon the effective date of the termination of Employee's employment with the Company, Bank or non-Bank Affiliate by which the Employee is employed, all Shares then subject to a risk of forfeiture shall immediately be forfeited and returned to the Company by the Administrator of the DRP without consideration or further action being required of the Company; except in the event such termination is a result of the following circumstances:

                  (1) Death. The Restrictions on the Shares shall lapse and the Shares shall automatically vest immediately as a result of Employee's death during the Vesting Period.

                  (2) Disability. Provided the Company's financial performance during the Performance Period meets or exceeds the Average ROATE Performance Goal the Employee shall be entitled to vesting of not less than the pro rata amount of the Shares on the Vesting Date for the number of full months of the Vesting Period (Employee shall be credited with working the full month of July 2007) the Employee worked before becoming a "Disabled Participant" (as defined in the Plan). The number of Employee Shares that Employee is entitled to have vest under this Agreement as a result of becoming a "Disabled Participant" shall be calculated by multiplying the Shares by the fraction, the number of which is the full number of months the Employee worked during the Vesting Period before the date Employee became a "Disabled Participant," and the denominator of which is forty-two (42), representing the total number of months in the Vesting Period.


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         (c)      Enrollment of Shares in DRP. All Shares shall be enrolled in the Employee's name in the Company's DRP and must remain enrolled in the DRP throughout the Vesting Period applicable to such Shares. On the date on which the transfer restrictions on any Shares lapse, the Company shall notify the DRP Administrator as to the name of the Employee and the number of the Employee's Shares as to which the restrictions have lapsed. The Employee shall be entitled to exercise all rights to the unrestricted Shares, including the right to withdraw such Shares from the DRP, in accordance with the terms of the DRP. Upon withdrawal of the unrestricted Shares the Company shall require Employee to remit to the Company an amount sufficient to satisfy any tax withholding requirements prior to the delivery or sale of any certificate for the unrestricted Shares, or the Company shall withhold an appropriate amount from the unrestricted Shares to be delivered or sold sufficient to satisfy all or a portion of such tax withholding requirements.

         (d) Voting and Dividend Rights. The Employee shall have full voting rights with respect to all Shares, including the Shares that have not yet vested, unless and until such Shares are forfeited to the Company. In addition, the Employee shall have full cash and stock dividend rights with respect to all Shares; provided that (i) all such dividends or other distributions as to Shares enrolled in the DRP shall be credited to the Employee's account in the DRP and, in the case of cash dividends, used to purchase shares of Stock pursuant to the DRP, and (ii) all Shares credited to the Employee as a result of such cash or stock dividends shall be subject to the same restrictions on transferability and the same risk or forfeiture as the Shares that are the basis for the dividend.

         (e) Transfer Restrictions. The Employee may not transfer any Shares awarded hereunder during the Vesting Period applicable to such Shares, that is, until the Employee's right to such Shares has vested and such Shares are no longer subject to a risk of forfeiture. The Employee may, from time to time, name any beneficiary or beneficiaries to whom any benefit under this Agreement is to be paid in case of his or her death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the Employee, shall be in a form prescribed by the Committee and will be effective only when filed by the Employee in writing with the Company during his or her lifetime. In the absence of any such designation, benefits remaining unpaid at the Employee's death shall be paid to his or her estate, subject to the terms of the Plan.

         (f) No Right to Continued Employment. This Agreement shall not confer upon the Employee any right with respect to continuance of employment by the Company or a non-Bank Affiliate, nor shall it interfere in any way with the right of his/her employer to terminate his/her employment at any time.

         (g) Compliance With Laws and Regulations. The award of Shares evidenced hereby shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of stock prior to (i) the listing of such shares on any stock exchange on which the Stock may then be listed and (ii) the effectiveness of any registration statement with respect to such shares that counsel for the Company deems necessary or appropriate.

         3. Investment Representation. The Committee may require the Employee to furnish to the Company, prior to the issuance of any Shares, an agreement (in such form as the Committee may specify)


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in which the Employee represents that the Shares acquired by him or her are being acquired for investment and not with a view to the sale or distribution thereof.

         4. Withholding. The Company, the Bank or the non-Bank Affiliate that employs the Employee shall make appropriate withholdings, if any, from his/her compensation for federal, state and local taxes payable as a result of the award or vesting of Shares evidenced hereby.

         5. Employee Bound by Plan. The Employee hereby acknowledges receipt of an e-mail from the Company which includes attachments containing copies of (a) the Plan, (b) the Prospectus relating to the Plan in connection with the registration of the Shares under the Securities Act of 1933, as amended, and (c) the Company's current Prospectus relating to the DRP, and the Employee agrees to be bound by all the terms and provisions thereof. The Employee may receive a free hard copy of these Plan prospectus documents by requesting a copy from the Company Human Resources Department. To the extent of any inconsistency between the terms of this Agreement and the terms of the Plan, the latter shall govern. All capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Plan.

         6. Notices. Any notice hereunder to the Company shall be addressed to it at its office, F.N.B. Corporation, One South Hermitage Road, Hermitage, Pennsylvania 16148, c/o Human Resources Department, and any notice hereunder to the Employee shall be addressed to him/her at his/her address provided to Company from time to time, subject to the right of either party to designate at any time hereafter in writing some other address.

         7. Construction and Dispute Resolution. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflict of laws. All headings in this Agreement have been inserted solely for convenience of reference only, are not to be considered a part of this Agreement, and shall not affect the interpretation of any of the provisions of this Agreement. In the event of any dispute or claim relating to or arising out of this Agreement, the Employee and the Company agree that all such disputes shall be fully and finally resolved by binding arbitration conducted by the American Arbitration Association ("AAA") in Mercer County, Pennsylvania in accordance with the AAA's National Rules for the Resolution of Employment Disputes. The Employee acknowledges that by accepting this arbitration provision he is waiving any right to a jury trial in the event of a covered dispute. The arbitrator may, but is not required, to order that the prevailing party shall be entitled to recover from the losing party its attorneys' fees and costs incurred in any arbitration arising out of this Agreement.

         8. Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.



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         IN WITNESS WHEREOF, F.N.B. Corporation has caused this Restricted Stock
Award Agreement to be executed on its behalf by its authorized officer and the Employee has executed this Restricted Stock Award Agreement, both as of the day and year first above written.

                                              F.N.B. CORPORATION


                                              By:
                                                   ----------------------------
                                                   Brian Lilly


                                              Date:
                                                    ---------------------------




                                              ---------------------------------
                                              Stephen Gurgovits


                                              Date:
                                                    ---------------------------







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                                   SCHEDULE 1

                             LTIP - 2008 PEER GROUP


   TICKER                COMPANY                        STATE
-------------------------------------------------------------------------------

SRCE            1St Source Corp                      Indiana

AMFI            Amcore Financial Inc                 Illinois

CBC             Capitol Bancorp Ltd                  Michigan

CHFC            Chemical Financial Corp              Michigan

CRBC            Citizens Republic Bancorp            Michigan

CBSH            Commerce Bancshares Inc              Missouri

CBU             Community Bank System Inc.           New York

FCF             First Commonwlth Finl Cp             Pennsylvania

FFBC            First Finl Bancorp Inc               Ohio

FRME            First Merchants Corp                 Indiana

FMBI            First Midwest Bncorp Inc.            Illinois

FMER            FirstMerit Corp                      Ohio

FULT            Fulton Financial Corp                Pennsylvania

HNBC            Harleysville Natl Corp               Pennsylvania

HTLF            Heartland Financial Usa Inc          Iowa

IBCP            Independent Bank Corp                Michigan

IFC             Irwin Financial Corp                 Indiana

MBFI            MB Financial Inc                     Illinois

NBTB            N B T Bancorp Inc                    New York

NPBC            National Penn Bancshares Inc.        Pennsylvania

ONB             Old National Bancorp                 Indiana

PRK             Park National Corp                   Ohio

PVTB            Privatebancorp Inc                   Illinois

PBKS            Provident Bankshares Corp            Maryland

STBA            S & T Bancorp Inc                    Pennsylvania

SBNY            Signature Bank                       New York

SNBC            Sun Bancorp Inc                      New Jersey

SUSQ            Susquehanna Bancshares Inc           Pennsylvania

TAYC            Taylor Capital Group Inc             Illinois

TCB             TCF Financial Corp                   Michigan

UMBF            UMB Financial Corp                   Missouri

UBSI            United Bankshares Inc                West Virginia

VLY             Valley National Bancorp              New Jersey

WSBC            Wesbanco Inc                         West Virginia

WL              Wilmington Trust Corp                Delaware

WTFC            Wintrust Financial Corp              Illinois

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